Net Loss per Share	12 Months Ended
Dec. 31, 2023
Earnings Per Share [Abstract]
Net Loss per Share
16. Net Loss per Share
Basic and diluted loss per share is computed by dividing net loss attributable to common stockholders by the weighted-average common shares outstanding.
The Company’s potentially dilutive securities, which include convertible preferred stock, convertible notes, and stock options, have been excluded from the computation of diluted net loss per share as the effect would be to reduce the net loss per share. Therefore, the weighted-average number of common shares outstanding used to calculate both basic and diluted net loss per share attributable to common stockholders is the same. The Company excluded the following from the computation of diluted net loss per share attributable to common stockholders because including them would have had an anti-dilutive effect:

	Year Ended December 31,
	2023	2022
Series A convertible preferred stock	47,628,788	47,628,788
Series A-1 convertible preferred stock	6,500,000	6,500,000
Series B convertible preferred stock:	54,689,627	54,689,627
Options to purchase common stock	23,165,393	22,997,639
Warrants to purchase common stock	377,899	166,371

In addition, during the year ended December 31, 2022, the Company issued convertible notes with a principal balance of $30.0 million. These convertible notes and any accrued interest may convert into either a variable number of common shares or into shares of Series B preferred stock based on a fixed Exchange Ratio. Any shares of Series B preferred stock issued to settle the convertible notes would then be convertible into shares of common stock.